UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 23, 2007 (May 21, 2007)



                                 NEWSEARCH, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                      0-30303                   84-1255846
          --------                      -------                   ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             2005 - 10th Street, Suite "A", Boulder, Colorado 80302
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (303) 444-4957


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     Effective May 21, 2007, the Board of Directors of Newsearch, Inc. (the "Company"), pursuant to a Unanimous Written Consent in Lieu of a Special Meeting, and in accordance with Article XIII of the Company's Bylaws and Section 7-110-201 of the Colorado Business Corporation Act, amended its Bylaws. Article I and Article VII - Section 1 of the Bylaws formerly required that the annual meeting of shareholders be held in April of each year. The Board of Directors, however, deleted Article VII - Section 1 and amended Article I of the Company's Bylaws to read as follows:

                  "The Directors shall be elected by the shareholders of the Company at their annual meeting to be held at the time and on the date as shall be fixed by resolution of the Board."

     A copy of the First Amendment to Bylaws is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

Exhibit No.          Description
-----------          -----------

Exhibit 3.1          First Amendment to Bylaws.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEWSEARCH, INC.


                                 Signature:  /s/  Travis K. Robinson
                                             -----------------------------------
                                             Name:   Travis K. Robinson
                                             Title:  President

Dated:   May 23, 2007

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

Exhibit 3.1                 First Amendment to Bylaws